ADVANCED SERIES TRUST

AST Federated Aggressive Growth Portfolio

Supplement dated November 20, 2008 to the Prospectus and Statement of Additional Information dated May 1, 2008.

Effectively immediately, Daniel J. Mahr, CFA, Managing Director, Research, leads the Investment Team for AST Federated Aggressive Growth Portfolio (“the Portfolio”) for Federated MDTA, LLC (“the subadviser”). David M. Goldsmith, Ph.D., who preceded Mr. Mahr, functions as a transitional advisor to the Investment Team in anticipation of and until his retirement on December 31, 2008. Upon his retirement, Dr. Goldsmith’s activities with the Investment Team will cease. To reflect this change, all references to Dr. Goldsmith in the Prospectus and Statement of Additional Information (“SAI”) are hereby deleted. The following information will be added to the Prospectus and SAI:

I.	The following is added to the Prospectus under the heading Portfolio Managers - AST Federated Aggressive Growth Portfolio:

The portion of the portfolio managed by the Federated MDTA LLC Investment Team (Investment Team), is headed by Daniel J. Mahr, CFA, Managing Director, Research, who is primarily responsible for the day-to-day management of the Portfolio.

Daniel J. Mahr joined the Investment Team in 2002. He is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. He is responsible for ongoing improvement of the research processes and software development for the Optimum Q Process, focusing on trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Group Leaders, they are jointly responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

II.	The following is added to the SAI under the heading Portfolio Managers: Other Accounts – AST Federated Aggressive Growth Portfolio:

AST Federated Aggressive Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Federated MDTA LLC	Daniel J. Mahr, CFA	8 Funds / $848.733 million	4 Portfolios / 288.4 million	46 Accounts / $7,621.384 million 1 Account / $557.34 thousand	None

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Fred Konopka	8 Funds / $848.733 million	4 Portfolios / $288.4 million	46 Accounts / $7,621.384 million 1 Account / $557.34 thousand	None
Brian M. Greenberg	8 Funds / 848.733 million	4 Portfolios / $288.4 million	46 Accounts / $7,621.384 million 1 Account / $557.34 thousand	None
Douglas Thunen	8 Funds / $848.733 million	4 Portfolios / $288.4 million	46 Accounts / $7,621.384 million 1 Account / $557.34 thousand	None

III.	The section entitled Portfolio Managers: Compensation and Conflicts Policy – Federated MDTA LLC is hereby deleted and replaced with the following:

Compensation Structure

The Portfolio Managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated "Strategies." The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy's designated benchmark (i.e., with respect to the Fund's Strategy, Russell 2000 Index). As noted above, the Portfolio Managers manage several other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ. The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation. The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting. The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group. As a separate matter, pursuant to the terms of a business acquisition agreement, the Portfolio Managers each may receive additional consideration based on the achievement of specified revenue targets.

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

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